WRIGHT & SEIBERT, P.C.
                       12687 West Cedar Drive, Suite 330
                              Lakewood, Colorado 80228
                                (303) 989-5601

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement of Universal Capital Corporation on Form S-8 of our report dated May 20, 1994, appearing in the Annual Report on Form 10-KSB of Universal Capital Corporation for fiscal year ended February 28, 1995.

WRIGHT & SEIBERT, P.C.

/s/ Wright & Seibert, P.C.

Lakewood, Colorado
April 30, 1996